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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 15, 1999


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    New York                  0-28666                         14-1702188
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(State or Other       (Commission File Number)              (IRS Employer
Jurisdiction of                                        Identification Number)
Incorporation)



      122 Smith Road, Kinderhook, NY                      12106
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243


                      300 Fairview Avenue, Hudson, NY 12534
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

          On September 15, 1999, the Court of Special Appeals in Maryland ruled in favor of the Company and reversed a Maryland circuit court's ruling that the estate of Dr. Robert Friedenberg was entitled to 5,907,154 common shares of the Company. The case was remanded to the circuit court with directions to enter a judgement for the Company. See the attached press release filed as Exhibit 99.1 which is incorporated herein by reference. Also see the more complete description of the "Friedenberg Litigation" included in Item 1 of Part II of the Company's Form 10-QSB for the quarter ended July 31, 1999.




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ITEM 7.   EXHIBITS

        (c)    Exhibits

               99.1  American Bio Medica Corporation press release dated 9-16-99


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN BIO MEDICA CORPORATION
                                        (Registrant)


Dated:  September 16, 1999             By:  /s/ Stan Cipkowski
                                          --------------------------------------
                                           Stan Cipkowski,
                                           President and Principal
                                           Executive Officer



                                      By: /s/ John F. Murray
                                          --------------------------------------
                                          John F. Murray,
                                          Treasurer and Principal
                                          Financial Officer




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